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                                    FORM 8-K
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                 CURRENT REPORT
                                 --------------



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event Reported) June 24, 1999
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                              COLUMBIA ENERGY GROUP
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-1098                    13--1594808
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(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)


                13880 Dulles Corner Lane, Herndon, VA 20171-4600
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (703) 561-6000
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Item 5.    Other Events

           Information contained in News Releases dated June 24, 1999 is incorporated herein by reference.




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                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Columbia Energy Group
                                                    (Registrant)




                                               By    /s/J. W. Grossman
                                                     ---------------------------
                                                     Vice President & Controller

Date: June 25, 1999

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For Immediate Release                                                  CONTACTS:
June 24, 1999                                              Columbia Energy Group
                                          Thomas L. Hughes (Financial Community)
                                                                    703/561-6001
                                                  R. A. Rankin, Jr. (News Media)
                                                                    703/561-6044
                                                               Kekst and Company
                                     Michael Freitag/Jessica Barist (News Media)
                                                                    212/521-4800


COLUMBIA ENERGY GROUP TO REVIEW
UNSOLICITED TENDER OFFER FROM NISOURCE

          HERNDON, Va., June 24 - In response to NiSource, Inc.'s publicly disclosed plan to commence an unsolicited tender offer to acquire all of Columbia's outstanding common stock for $68 per share, Columbia Energy Group announced that, consistent with its fiduciary duties, Columbia's board of directors will review the unsolicited offer and make a recommendation to shareholders.

          Columbia urged all of its shareholders to take no action with respect to the unsolicited NiSource offer or related activities until Columbia's board has reviewed the offer and made its recommendation. Columbia's board will make its recommendation to shareholders within 10 business days of NiSource's filing of tender offer documents with the Securities and Exchange Commission.

          Columbia's co-financial advisors are Morgan Stanley Dean Witter and Salomon Smith Barney. Legal counsel is Sullivan & Cromwell.

          Columbia Energy Group, based in Herndon, Va., is one of the nation's leading energy services companies, with 1998 revenues of nearly $6.6 billion and assets of about $7 billion. Since 1995, Columbia's total rate of return has outperformed the Standard Poor's 500 and the S&P Natural Gas Index. Columbia's operating companies engage in all phases of the natural gas business, including exploration and production, transmission, storage and distribution, as well as commodities marketing, energy management, propane sales and electric power generation, sales and trading. Columbia companies serve customers in 34 states and the District of Columbia. Information about Columbia Energy Group (NYSE:CG) is available on the Internet at www.columbiaenergygroup.com.

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